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                                                                Exhibit d(5)(h)


                                AMENDMENT NO. 7
                                       TO
                           FOREIGN COUNTRY SELECTION
              AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                              DELEGATION AGREEMENT


           This Amendment No. 7, dated as of November 15, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

           NOW, THEREFORE, the parties agree as follows;

           The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolio of AIM Equity Funds, Inc.:

                     AIM Mid Cap Growth Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolio of AIM Special Opportunities Funds:

                     AIM Large Cap Opportunities Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolios of AIM Variable Insurance Funds, Inc.:

                     AIM V.I. Blue Chip Fund
                     AIM V.I. Dent Demographic Trends Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following portfolio of AIM Advisor Funds, Inc.:

                     AIM Advisor MultiFlex Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following fund:

                     AIM Eastern Europe Fund

           The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following fund and portfolios thereunder:


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                     GT Global Variable Investment Trust
                     -----------------------------------
                     GT Global Variable Emerging Markets Fund
                     GT Global Variable Government Income Fund
                     GT Global Variable Growth & Income Fund
                     GT Global Variable Infrastructure Fund
                     GT Global Variable Latin America Fund
                     GT Global Variable Natural Resources Fund
                     GT Global Variable Strategic Income Fund
                     GT Global Variable Telecommunications Fund
                     GT Global Variable U.S. Government Income Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to delete the following fund and portfolios thereunder:

                     GT Global Variable Investment Series
                     ------------------------------------
                     GT Global Variable America Fund
                     GT Global Variable Europe Fund
                     GT Global Variable International Fund
                     GT Global Variable Money Market Fund
                     GT Global Variable New Pacific Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to rename the following portfolio of AIM Equity Funds, Inc.:

                     AIM Growth and Income Fund, renamed as AIM Large Cap Basic Value Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to rename the following portfolio of AIM Growth
           Series:

                     AIM Europe Growth Fund, renamed as AIM Euroland Growth Fund


           The list of Investment Companies and Funds covered by the Agreement is hereby amended to rename the following portfolio of AIM Investment Funds:

                     AIM Global Telecommunications Fund, renamed as AIM Global Telecommunications and Technology Fund


           In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

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           IN WITNESS WHEREOF,  the parties have caused this Amendment No. 7 to be executed by their respective officers on the date first written above.


                                                A I M ADVISORS, INC.



Attest: /s/P. MICHELLE GRACE                    By: /s/ROBERT H. GRAHAM
       ------------------------------              ----------------------------
               Assistant Secretary                        President


AIM ADVISOR FUNDS, INC.                   AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                     AIM Asian Growth Fund
AIM Advisor International Value Fund      AIM European Development Fund
AIM Advisor Large Cap Value Fund          AIM International Equity Fund
AIM Advisor Real Estate Fund              AIM Global Aggressive Growth Fund
                                          AIM Global Growth Fund
AIM EQUITY FUNDS, INC.                    AIM Global Income Fund
AIM Aggressive Growth Fund
AIM Blue Chip Fund                        AIM VARIABLE INSURANCE FUNDS, INC.
AIM Capital Development Fund              AIM V.I. Aggressive Growth Fund
AIM Charter Fund                          AIM V.I. Balanced Fund
AIM Constellation Fund                    AIM V.I. Blue Chip Fund
AIM Dent Demographic Trends Fund          AIM V.I. Capital Appreciation Fund
AIM Large Cap Basic Value Fund            AIM V.I. Capital Development Fund
AIM Large Cap Growth Fund                 AIM V.I. Dent Demographic Trends Fund
AIM Mid Cap Growth Fund                   AIM V.I. Diversified Income Fund
AIM Weingarten Fund                       AIM V.I. Global Growth and Income Fund
                                          AIM V.I. Global Utilities Fund
AIM FUNDS GROUP                           AIM V.I. Government Securities Fund
AIM Balanced Fund                         AIM V.I. Growth Fund
AIM Global Utilities Fund                 AIM V.I. Growth & Income Fund
AIM High Yield Fund                       AIM V.I. High Yield Fund
AIM Income Fund                           AIM V.I. International Equity Fund
AIM Money Market Fund                     AIM V.I. Money Market Fund
AIM Select Growth Fund                    AIM V.I. Telecommunications Fund
AIM Value Fund                            AIM V.I. Value Fund

AIM INVESTMENT SECURITIES FUNDS           EMERGING MARKETS DEBT PORTFOLIO
AIM High Yield Fund II
                                          GROWTH PORTFOLIO
AIM SPECIAL OPPORTUNITIES FUNDS           Small Cap Portfolio
AIM Large Cap Opportunities Fund          Value Portfolio
AIM Mid Cap Opportunities Fund
AIM Small Cap Opportunities Fund

AIM SUMMIT FUND, INC.


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GLOBAL INVESTMENT PORTFOLIO               AIM INVESTMENT FUNDS
Global Consumer Products and              AIM Developing Markets Fund
       Services Portfolio                 AIM Emerging Markets Debt Fund
Global Financial Services Portfolio       AIM Global Consumer Products and
Global Infrastructure Portfolio               Services Fund
Global Natural Resources Portfolio        AIM Global Financial Services Fund
                                          AIM Global Government Income Fund
GT GLOBAL FLOATING RATE FUND, INC.        AIM Global Growth & Income Fund
(doing business as AIM Floating           AIM Global Health Care Fund
Rate Fund)                                AIM Global Infrastructure Fund
                                          AIM Global Resources Fund
AIM SERIES TRUST                          AIM Global Telecommunications and
AIM Global Trends Fund                        Technology Fund
                                          AIM Latin American Growth Fund
FLOATING RATE PORTFOLIO                   AIM Strategic Income Fund

                                          AIM GROWTH SERIES
                                          AIM Basic Value Fund
                                          AIM Euroland Growth Fund
                                          AIM Japan Growth Fund
                                          AIM Mid Cap Equity Fund
                                          AIM New Pacific Growth Fund
                                          AIM Small Cap Growth Fund


Attest: /s/OFELIA M. MAYO                       By: /s/ROBERT H. GRAHAM
       ------------------------------              ----------------------------
          Assistant Secretary                       President


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